Exhibit 10.4

AMENDMENT TO WARRANTS

This Amendment to the Common Stock Purchase Warrant (this “Amendment”) dated this 27th day of July, 2023, by and between Celularity Inc., a Delaware corporation (the “Company”) and Armistice Capital Master Fund Ltd. (the “Holder”).

WHEREAS, the Holder is the holder of outstanding (i) warrants to purchase up to 4,054,055 shares of the Company’s Class A common stock, issued to the Holder by the Company on May 20, 2022 as amended on April 4, 2023 (the “May Warrants”) and (ii) warrants to purchase up to 9,230,770 shares of the Company’s Class A common stock, issued to the Holder by the Company on April 4, 2023 (the “April Warrants”); and

WHEREAS, the Company and the Holder desire to amend the May Warrants and a portion of the April Warrants as more particularly set forth below;

THEREFORE, the parties do hereby agree as follows:

1. Effective upon the closing of the transaction contemplated by the Securities Purchase Agreement, dated July 27, 2023, between the Company and the Holder, the Exercise Price of the entirety of the May Warrants, and a portion of the April Warrants to purchase up to 4,874,517 Class A common stock is hereby amended to be $0.35 per share, subject to further adjustment as set forth in the May Warrants and the April Warrants, as the case may be.

2. Except as modified herein, the terms of the May Warrants and April Warrants shall remain in full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CELULARITY INC.

By:	/s/ Robert Hariri, M.D., Ph.D.
Name:	Robert Hariri, M.D., Ph.D.
Title:	CEO

ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager